UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

Exact Name of Registrant as Specified in Charter;
Commission File Number	State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
001-00672	Rochester Gas and Electric Corporation (New York Corporation) 180 S. Clinton Avenue, 5th Floor Rochester, NY 14607 (207) 629-1190	16-0612110

333-283455-01	RG&E Storm Funding, LLC (Delaware Limited Liability Corporation) 162 Canco Rd. Portland, Maine 04103 (207) 629-1190	33-1923448

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

Rochester Gas and Electric Corporation ☐

RG&E Storm Funding, LLC ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Rochester Gas and Electric Corporation ☐

RG&E Storm Funding, LLC ☐

ITEM 8.01	Other Events.

On February 14, 2025, RG&E Storm Funding, LLC (the “Issuing Entity”) issued $75,300,000 aggregate principal amount of Recovery Bonds, Series 2025-A (the “Bonds”), pursuant to an Indenture and Series Supplement (together, the “Indenture”), each dated as of February 14, 2025, which are annexed hereto as Exhibits 4.1 and 4.2, respectively. The Bonds were offered pursuant to the prospectus dated February 3, 2025 (the “Prospectus”). In connection with this issuance of the Bonds, the Issuing Entity and Rochester Gas and Electric Corporation (the “Utility”) entered into the Recovery Property Servicing Agreement, Recovery Property Purchase and Sale Agreement and Administration Agreement, each dated as of February 14, 2025, which are annexed hereto as Exhibits 10.1, 10.2 and 10.3, respectively. The Bonds were issued pursuant to an irrevocable financing order of the State of New York Public Service Commission that was issued on December 19, 2024 and became final and not subject to further appeal on January 22, 2025.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Title

4.1	Indenture between RG&E Storm Funding, LLC and U.S. Bank Trust Company, National Association, dated as of February 14, 2025

4.2	Series Supplement between RG&E Storm Funding, LLC and U.S. Bank Trust Company, National Association, (including forms of the Bonds), dated as of February 14, 2025

5.1	Opinion of Hunton Andrews Kurth LLP with respect to legality

10.1	Recovery Property Servicing Agreement between RG&E Storm Funding, LLC and Rochester Gas and Electric Corporation, as Servicer, dated as of February 14, 2025

10.2	Recovery Property Purchase and Sale Agreement between RG&E Storm Funding, LLC and Rochester Gas and Electric Corporation, as Seller, dated as of February 14, 2025

10.3	Administration Agreement between RG&E Storm Funding, LLC and Rochester Gas and Electric Corporation, as Administrator, dated as of February 14, 2025

23.1	Consent of Hunton Andrews Kurth LLP (included as part of its Opinions filed as Exhibits 5.1 and 99.1)

99.1	Opinion of Hunton Andrews Kurth LLP with respect to U.S. and New York constitutional matters

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCHESTER GAS AND ELECTRIC CORPORATION
(Registrant)

By:	/s/ Patricia Nilsen
Name:	Patricia Nilsen
Title:	President and
Chief Executive Officer

RG&E STORM FUNDING, LLC
(Registrant)

By:	/s/ Michael G. Panichi
Name:	Michael G. Panichi
Title:	President and Treasurer

Date: February 14, 2025